SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



                      Date of Report:  June 26, 1998


                        EASTERN UTILITIES ASSOCIATES
          (Exact name of registrant as specified in this charter)


           Massachusetts                 1-5366          04-1271872
    (State or other jurisdiction of    (Commission    (I.R.S.  Employer
   incorporation or organization)     File Number)   Identification No.)


     One Liberty Square, Boston, Massachusetts                02109
     (Address of principal executive offices)               (Zip Code)


Item 5.   Other Events.

In a press release dated June 25, 1998, Eastern Utilities Associates (EUA) announced that it has agreed to sell its 2.9 percent (33.7 megawatt) share of the Seabrook Station nuclear power plant in Seabrook, New Hampshire to the Great Bay Power Corp subsidiary of BayCorp Holdings, Ltd. This sale is subject to federal and state regulatory approvals, including that of the Nuclear Regulatory Commission.


Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibit 99a  Press Release dated June 25, 1998.


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   EASTERN UTILITIES ASSOCIATES
                                            (Registrant)


                                   By:  /s/ John R. Stevens
                                        John R. Stevens
                                        President



Date: June 26, 1998